The Global
Health Sciences Fund
Semiannual Report
April 30, 1997

The Global Health Sciences Fund
Semiannual Report

      --------------------------------------------------------------------------
- Effective July 1, 1997, the Fund's name will change to the INVESCO Global Health Sciences Fund. The Fund's ticker symbol will remain the same (GHS), but its location in the daily NYSE stock table will move under the alphabetical listing "INVESCO..."

- While past performance is no guarantee of future results, for the six months ended April 30, 1997, shareholders enjoyed a market price total return of over 15%.

- The Global Health Sciences Fund's total assets under management were over $460 million as of April 30, 1997.

      The Global Health Sciences Fund is an aggressive growth closed-end fund that focuses on health care, a global field of unlimited potential growth. The Fund is managed by INVESCO, which historically has been an industry leader in investment management.

      ==========================================================================




Contents

1            Performance Highlights
2            Letter from the Chairman
4            Report of Investment Manager
12           Ten Largest Common Stock Holdings
13           Statement of Investment Securities
20           Forward Foreign Currency Contracts
20           Summary of Investments by Country
21           Statement of Assets and Liabilities
22           Statement of Operations
23           Statement of Cash Flows
24           Statement of Changes in Net Assets
25           Notes to Financial Statements
30           Financial Highlights
31           Other Information
34           Shareholder Information
34           Trustees and Officers

Performance Highlights
The Global Health Sciences Fund

---------------------------------------------------------------------------------------------
                       For the 6 Months
                        Ended 4/30/1997       Fiscal 1996       Fiscal 1995       Fiscal 1994
---------------------------------------------------------------------------------------------

Net Asset Value-
   Total Return                  3.70%*            20.10%            49.52%             3.82%
Share Price-Total Return        15.22%*            15.25%            47.50%          (11.49)%
Total Distributions           $4.4727            $  0.00           $  0.00           $0.2000

Total Net Assets-
   End of Period              $ 460.2            $ 455.8           $ 379.5           $ 253.8
Ratio of Expenses to
   Average Net Assets            0.59%*             1.21%             1.33%             1.41%
Portfolio Turnover                 88%*               91%              105%              121%
Average Commission
   Rate Paid                  $0.0456            $0.0822                 -                 -
=============================================================================================

*Based on operations for the period shown, and, accordingly, are not representative of a full year.

Past performance is no guarantee of future results.



GRAPH:  The Global Health Sciences Fund
        Net Asset Value as of April 30

        This bar graph reflects the net asset value of the fund for the periods ending 4/30/93, 4/30/94, 4/30/95, 4/30/96, 4/30/97

GRAPH:  The Global Health Sciences Fund
        Stock Price as of April 30

        This bar graph reflects the stock price of the fund for the periods ending 4/30/93, 4/30/94, 4/30/95, 4/30/96, 4/30/97

Letter From The Chairman
The Global Health Sciences Fund
May 1997


Dear Shareholder:
During the last six months, the investment markets have experienced a great deal of volatility. A small group of large-cap stocks provided most of the market's growth during this period. Smaller cap stocks have fared poorly in comparison. The Global Health Sciences Fund returned 3.70% for the period on a net asset value basis and 15.22% on a market value basis; while the AMEX Biotech Index had a negative return of -1.0%. (Past performance is no guarantee of future results.)
   The Global Health Sciences Fund has experienced a discount to NAV during this period. This is not unusual for closed-end mutual funds as approximately 85% of these funds have been selling at a market price below their net asset value. For the six-month period ended April 30, 1997, the discount of The Global Health Sciences Fund ranged from a high of 23.68% on November 1, 1996, to a low of 14.50% on February 21, 1997. There are many theories why closed-end funds sell at discounts; concerns about the economy in general, concerns about inflation and interest rates, or concerns about sector investing, among other things.. The Board of Trustees has embarked on an aggressive marketing program in an effort to influence some of those factors. First, effective July 1, 1997, the name of the Fund will change to the INVESCO Global Health Sciences Fund. The goal of this change is to improve the Fund's name recognition and highlight our long and successful record of investing in the health care industry for prospective investors. Although the Fund's ticker symbol will remain the same (GHS), the location of the Fund's daily price in the NYSE stock table will move from the alphabetical listing "Global..." to "INVESCO..." In addition, Molly Cisneros, Director of Investor Relations, has been assigned to devote full time attention to the Fund and will lead a proactive effort to help investors and the market understand the factors influencing the Fund's discount. We plan to enhance our presence in the financial community, while providing proactive marketing support for the Fund. This will be done through presentations, seminars and increased use of the media and the Internet. We believe the steps we are taking can help change some investor misperceptions and reduce the discount.
   One of the most important benefits of the closed-end fund structure is the ability of such a fund as The Global Health Sciences Fund to hold a sizable portion of its assets in securities that are not readily marketable. Your Fund has the ability to invest up to 25% of its assets in private placement securities. Shareholders have enjoyed above average performance as a result of these investments. While past performance is no guarantee of future results, during the three years ended April 30, 1997, the Fund had a return of 29.03% (on a gross return basis) from restricted securities.

   Your Board of Trustees and the investment management team are working very hard to provide the best investment returns possible. The Global Health Sciences Fund is a long-term investment and takes investment positions with that goal in mind. We are concerned about the discount in share price to net asset value; however, we believe that our investment strategy will provide excellent returns for long-term investors.

Sincerely,

/s/ Hubert L. Harris, Jr.

Hubert L. Harris, Jr.
Chairman of the Board
The Global Health Sciences Fund

Report Of Investment Manager
The Global Health Sciences Fund
April 30, 1997

Dear Shareholder:
Over the last six months, indications of strong growth paired with signs of subdued inflation have turned the market into a daily tug-of-war between the bulls and the bears. Over the first four months of 1997, this increased volatility took the market both to unprecedented heights and to a 9.8% correction--a breath away from the 10% level that defines a technical correction.
   In this environment, two distinct views on where the economy and stock market are going have emerged. The bulls suggest that the current economic environment is a perfect scenario for the stock market, as low inflation, coupled with strong economic growth, has produced rising corporate profits. To support their analysis, they point to the strength of the Gross Domestic Product--increasing at a 3.9% rate in the fourth quarter of 1996 and a 5.6% rate in the first quarter of 1997. They also look at prices across the economy as measured by the U.S. government's broadest inflation gauge, the Gross Domestic Product price deflator, which rose only 1.8% in 1996--the smallest advance since 1964. The bulls also suggest that 15 years of corporate restructuring, downsizing, and investing in technology have produced, and will continue to produce, dividends for U.S. companies.
   The bears paint a different picture. They suggest that strong economic growth combined with unusually low unemployment (the unemployment rate for 1996 was 5.3% and decreased to 4.9% in March 1997, the lowest level since 1973) has caused tightness in the labor market. They believe this will lead to inflation and a reduction in corporate profits, with negative consequences for the economy. Under their scenario, the market is overvalued and the current economic expansion is about to end.
   In recent months, many large-capitalization stocks reached record highs. However, small-capitalization equities did not participate in this upward trend. In fact, many smaller-cap stock sectors experienced a rolling correction based on concerns over potential earnings and valuation levels. This was especially true in the health care sector, as investors' nervousness about rising interest rates and the sustainability of corporate profits placed a premium on liquidity and stability of earnings. This caused market leadership to narrow, and resulted in an increasingly selective health care stock market, in which fewer and fewer stocks participated in the ascension.
   The  increased  emphasis by  investors on earnings  and  liquidity  created a two-tier health care equity market in which market-leading, large-cap pharmaceutical companies outperformed small-cap health care companies. These large-cap pharmaceuticals remain a vital part of our portfolio strategy, and they have produced strong returns over the last six months. Warner-Lambert Co.

(our largest holding as of April 30, 1997) has seen significant price appreciation as its two new drugs, Lipitor and Rezulin, were well received by the market. Other drug firms that contributed positively to performance over the last six months were Bristol-Myers Squibb, Merck & Co., and Pfizer Inc. The pharmaceutical industry represented 49.3% of the overall portfolio of the Fund as of April 30, 1997.
   During the recent market volatility health care stocks were stable relative to high-growth stocks in other industries. Typically, the health care sector is seen as a defensive sector within the economy. This is because earnings within this sector experience less volatility over the business cycle, as many health care companies provide goods and services that are a necessity (regardless of the economic conditions). This points out one of the unusual characteristics of this industry. The health care industry combines defensive characteristics--which may reduce downside volatility--with dynamic growth opportunities.
   However,  as  previously  noted,  many  small- to mid-cap  health care stocks experienced a rolling correction within their industries, and a drastic reduction in value. We feel that the market's fascination with liquidity and stability of earnings has left many faster-growing, small- to mid-cap health care stocks severely undervalued. This has created a buying opportunity for the Fund. We have reduced our positions in some fully valued health care stocks--realizing significant gains--and replaced these stocks with faster-growing, undervalued health care stocks. This may benefit the Fund in both the short and long run.

The Global Health Sciences Fund Performance
While past performance is no guarantee of future results, during recent months, the Fund experienced strong relative performance, but lagged the broad market. The Fund had a return of 3.70% (based on net asset value), and a return of 15.22% (based on market price) over the six-month period ended April 30, 1997. During this period, the Fund outperformed the return of -1.0% for the AMEX Biotechnology Index, and--based on market price return--significantly outperformed the 4.83% return for the average open-end mutual fund in the Lipper Health/Biotechnology category. (Lipper Analytical Services, Inc., is an independent mutual fund analyst.) The Fund's performance was negatively affected over the last six months by its exposure to small-cap health care stocks. These stocks experienced a compression in their price-to-earnings ratios as they fell out of favor with investors, and we believe they could be presently undervalued.
   For the one-year period ended April 30, 1997, the Fund had an average annualized return of -4.39%, based on net asset value, and a market price return of 5.88%. The Fund underperformed the average return of 0.88% for open-end mutual funds in the Lipper Health/Biotechnology category on a net asset value basis, but outperformed the average return on a market price basis.

Graph:  The Global Health Sciences Fund Net Asset Value and
        Stock Price Comparison

        This line graph represents a comparison of the value of The Global Health Sciences Fund's Net Asset Value and Stock Price to the S&P Health Care Composite's Net Asset Value and Stock Pice -- based on the value of a $10,000 investment in the Fund in January 1992.

   Even in periods of slight underperformance on a net asset value basis, the Fund provides opportunities for capital appreciation to investors through stock price movements. This provides investors two potential ways to win when investing in the Fund. However, over longer time periods there is a higher correlation between movements in net asset value and stock prices.
   For the three-year period ended April 30, 1997, the Fund had an average annualized return of 23.73% based on net asset value, and a market price return of 25.12%. This significantly outperformed the average open-end mutual fund return of 20.38% for the Lipper Health/Biotechnology category--for the same three-year period.

Capital Gains
On December 23, 1996, the Fund paid its shareholders a capital gain distribution of $4.4727 per share. The Fund offered shareholders the option to receive this distribution in cash or in shares, and approximately 70% of shareholders elected to receive shares. The distribution permitted the Fund to pay out accumulated value to shareholders without a negative impact on portfolio balance or holdings. Its strucure allowed the Fund to focus on investments and not cash flow. This distribution represented an important milestone for the Fund and increased the outstanding shares to 24,762,567, from 20,507,200.
   As of April 30, 1997, the Fund has net realized gains of $1.560 per share. At this pace, the Fund appears poised for another significant capital gains distribution for fiscal year 1997. Of course, there is always a chance that these gains will be used to offset any realized losses--if they should occur.

Underlying Fundamentals of the Health Care Industry
The fundamentals in the health care industry continue to be strong. First, changing demographics in America--the graying of America--will increase the demand for health care services for years to come. The oldest baby boomers just turned 50 this year, and are entering into their peak years for health care consumption.
   Second, emerging and developing countries will likely continue to place a greater emphasis on health care. This should cause health care spending, as a percentage of the Gross Domestic Product, to increase in many countries. This may benefit market-leading health care companies with access to international markets. Also, many countries are in the process of deregulating--albeit slowly--inefficient, highly-regulated government health care programs, and moving towards innovative, competitive health care systems. This trend should continue and may have positive results for certain companies in the health care sector.

Graph:

        This graph shows the U.S. population distribution by age group as a percentage of total population.

   Finally, health care technology is growing at an exponential rate. Today's new wonder drug could be tomorrow's aspirin. Such dynamics allow companies with innovative technologies to capitalize on opportunities in the market and potentially realize enormous profits. This reinforces the notion that in-depth, fundamental research needs to be done on health care companies, since it allows investors to identify companies that have the potential to produce large returns in the future.

Outlook for Health Care Subsectors
Pharmaceuticals
Although pharmaceutical stocks already have outperformed the market for close to three years, we believe that this industry continues to have a dynamic future. Market-leading companies such as Bristol-Myers Squibb, SmithKline Beecham PLC, Merck & Co., Pfizer Inc., and Warner-Lambert Co. should benefit from new product introduction, improving margins, and an improving regulatory environment. The Food and Drug Administration (FDA) has dramatically cut its approval time for new drugs. A record 53 drugs were FDA approved during 1996. The FDA's goal of reviewing 90% of all new drug applications within a year may become a reality in the near future. This could have a dramatic impact on the industry, as new drugs drive revenue growth and with higher profitability, earnings growth.
   Foreign markets have become a near-term challenge for U.S. drug firms, as the strong dollar has reduced their foreign revenues. We continue to favor large pharmaceutical companies and are currently overweighted in this industry.

Graph:

         This bar graph represents the number of new chemical entities approved annually from 1986 through 1996.


FDA Approval Activity on the Rise
---------------------------------------------------------------------------------------------
         1996                      1996     1995     1995     1993     1992     1991     1990
---------------------------------------------------------------------------------------------

Total New Drugs (NDAs)              147       88       62       70       91       63       64
Total Generic Drugs (ANDAs)         221      268      219      249      229      188       80
Total Biological (PLAs)              24       40       23       51       67       76       85
---------------------------------------------------------------------------------------------
Total Application Approved          392      396      304      370      387      327      229
=============================================================================================

Source: INVESCO and Cowen & Company

Medical Devices and Supplies
We also like large-cap medical device companies which have broad product portfolios, financial flexibility, strong cash flows, and are better-positioned to counter generally sluggish pricing trends. Health care providers continue to exert pressure on medical device suppliers for better pricing, and only a few situations exist in which pricing is favorable. Within medical supply companies, we tend to favor firms with new, well-differentiated products as they are typically the most profitable. Overall, we remain positive about the long-term fundamentals of this industry.
   Companies we favor in this sector include Biocompatibles International PLC and Guidant Corp. Biocompatibles International PLC, a public company first acquired by the Fund as a private placement, has a superior biocompatible coating technology which is used in the cardiovascular and eye care industry. Its products have been well received by the market, and may be applicable to many other industries. Guidant Corp. is a market-leading company in the design, development, and manufacturing of products for use in cardiac rhythm management, angioplasty devices, coronary artery disease intervention, and other forms of cardiac surgery.

Biotechnology
Although we remain optimistic about the long-term fundamentals of the biotechnology industry, near-term results have been disappointing. Continued lack of earnings visibility and investors' emphasis on liquidity have caused us to be cautious in our approach to this area. We believe that selected biotechnology companies may offer exciting rewards for the patient investor, as technology is growing rapidly within this sector.
   Companies we favor in this sector include Cadus Pharmaceutical and Genentech Inc. Cadus Pharmaceutical, another public company that was purchased by the Fund as a private placement, uses hybrid yeast cell technology to develop a series of innovative drug screening and discovery techniques which the company employs in both research collaborations and internal drug discovery programs. Its business strategy involves a mixture of partnerships with such companies as Bristol-Myers Squibb and SmithKline Beecham PLC. Genentech Inc., a market-leading biotechnology company, makes Activase (a drug that breaks up blood clots after heart attacks), Protropin and Nutropin (growth hormones), and Pulmozyme (which is the first new drug to treat cystic fibrosis in 30 years), along with other various drugs. The company also has new products in the pipeline which may enhance its future profitability.

Health Care Delivery
In the current environment, we continue to emphasize providers of health care information systems. We feel that the underlying fundamentals within this industry remain strong, as integrated delivery networks and electronic medical records play an increasing role in the future of health care.
   We favor health care information systems companies such as Cerner Corp. and HBO & Co. Cerner Corp. designs information systems for the health care industry. Its software allows information to be shared among clinical disciplines and across multiple facilities. HBO & Co., has established itself as the market-leading company in selling software and services to the health care industry. We continue to be excited about both companies.

Discounts on Closed-End Funds
Closed-end funds are now experiencing some of the deepest discounts in their history. However, the reason to invest in closed-end funds is not their discounts, but the growth potential of their assets. Other advantages of investing in a closed-end funds are:

- They are not forced to liquidate holdings in falling markets, and are better able to ride out swings in a volatile market.
- Conversely, there are no inflows during times of exuberance--the Fund may stay fully invested in times of volatility.
-     They are able to invest more of their assets in private placements.

Private Placements
It is imperative to remember that closed-end funds are a unique investment vehicle. Our ability to invest more of our assets in private placements (up to 25% of total net assets) gives us a distinct advantage over most open-end mutual funds. By identifying promising companies through diligent research, before they become public, we have the ability to invest in superior products and technology before the general market can value them. These private companies often provide accelerated returns as compared to public companies.
  While past performance is no guarantee of future results, over the six months ended April 30, 1997, the Fund's restricted securities produced a return of 13.94% (on a gross return basis); over the three-year period ended April 30, 1997, they had an average annualized return of 29.03% (on a gross return basis).
  Investing in private companies is a demanding process. We typically examine 200-300 private companies a year. Through a disciplined screening process, we evaluate everything from management to the potential impact of their products on the market. Through extensive analysis, we eventually determine the 10-12 companies per year that we think will provide the best investment opportunities for the Fund. It is crucial in this process that we identify potentially profitable companies, since we normally hold these companies through their initial public offerings.
  Due to the Fund's unique investment structure, investors have the potential to realize greater appreciation in assets--as compared to most open-end health care mutual funds.

Looking Forward
We intend to continue our strategy that focuses on market-leading pharmaceutical stocks as our core holdings, with small-cap health care stocks on the periphery. As valuation levels are compressed further in small-cap health care stocks, we may selectively increase our weightings. This disciplined approach should help boost results--although day-to-day volatility may be extreme. However, for the patient, long-term investor, the health care industry has the potential to produce dynamic returns.

Sincerely,

/s/ John R. Schroer

John R. Schroer
Senior Vice President
INVESCO Trust Company
Vice President and Portfolio Manager
The Global Health Sciences Fund

April 30, 1997

Ten Largest Common Stock Holdings
The Global Health Sciences Fund
April 30, 1997

--------------------------------------------------------------------------------
                                                                      Percent of
Description                                        Value              Net Assets
--------------------------------------------------------------------------------
Warner-Lambert Co                            $29,596,000                    6.4%
Pfizer Inc                                    22,560,000                    4.9
Bristol-Myers Squibb                          22,532,000                    4.9
SmithKline Beecham PLC ADR
   Representing Ord A Shrs                    22,333,125                    4.9
Biocompatibles International PLC              22,041,398                    4.8
Schering-Plough Corp                          22,000,000                    4.8
Merck & Co                                    21,720,000                    4.7
Schering AG                                   21,184,954                    4.6
Johnson & Johnson                             19,722,500                    4.3
American Home Products                        16,231,250                    3.5
--------------------------------------------------------------------------------
Total                                       $219,921,227                   47.8%
================================================================================

Composition of holdings is subject to change.

Statement of Investment Securities
The Global Health Sciences Fund
April 30, 1997
Unaudited

---------------------------------------------------------------------------------------------
                                                  Country         Shares or
                                                  Code if         Principal
Description                                      Non-U.S.            Amount             Value
---------------------------------------------------------------------------------------------
Common Stocks & Warrants 78.30%
Biotechnology 8.82%
---------------------------------------------------------------------------------------------
Alexion Pharmaceuticals*~                                           435,526      $  3,534,537
Alexion Pharmaceuticals
   Warrants (Exp 1997)*@~                                            31,250                 0
Arris Pharmaceutical*                                               232,000         2,494,000
Cadus Pharmaceutical*~                                              729,395         7,567,473
Cambridge NeuroScience*                                              75,000           628,125
Creative BioMolecules*                                              535,000         4,045,937
Ecogen Technologies I*^~                                                 60                 1
Genentech Inc*                                                      135,000         7,914,375
ID Biomedical*                                         CA           640,000         2,200,000
INCYTE Pharmaceuticals*                                             136,200         5,788,500
MedClone Inc Warrants (Exp 1999)*^@                                 209,300                 0
Neose Technologies*                                                 165,000         2,000,625
PathoGenesis Corp*                                                   91,900         2,412,375
Sepracor Inc*                                                        75,000         1,462,500
Synaptic Pharmaceuticals*^                                          125,000         1,531,250
Titan Pharmaceuticals*^                                             488,215         1,098,484
Unisyn Technologies*^~                                               20,754            20,754
Unisyn Technologies Warrants
   (Exp 2001)*^@~                                                   333,773                 0
Vical Inc*                                                          136,700         1,435,350
Xenometrix Inc*^~                                                   261,007         1,409,438
                                                                                 ------------
                                                                                   45,543,724
                                                                                 ------------
Health Care Delivery 5.53%
---------------------------------------------------------------------------------------------
Advanced Health*^~                                                  612,999         9,516,809
Cerner Corp*                                                        162,100         2,613,862
Coventry Corp*                                                      513,600         6,644,700
HBO & Co                                                            183,200         9,801,200
Medical Associates of America*^                                     502,935                 1
                                                                                 ------------
                                                                                   28,576,572
                                                                                 ------------





Medical Devices & Supplies 15.08%
---------------------------------------------------------------------------------------------
ATS Medical Warrants (Exp 1997)*^@                                  166,666                 0
Biocompatibles International PLC*^                     UK           960,000        22,041,398
Cambridge Heart*~                                                    36,000           342,000
Cambridge Heart*^~                                                  650,000         5,557,500
Cardiometrics Inc*                                                  200,000         1,212,500
Clarus Medical Systems Warrants
   (Exp 2000)*^@~                                                     2,224                 0
Electroscope Inc*^~                                                 380,000           876,375
Emisphere Technologies*                                             289,200         4,193,400
Guidant Corp                                                        200,000        13,650,000
IDEC Pharmaceuticals*                                               200,000         3,550,000
Johnson & Johnson                                                   322,000        19,722,500
KeraVision Inc*                                                     206,185         1,752,573
Matritech Inc*                                                      194,900           962,319
Metra Biosystems*                                                   210,356           804,612
OrbTek Inc*^                                                         88,385           216,844
OrbTek Inc Warrants (Exp 2001)*^@                                   250,000                 0
Total Renal Care Holdings*                                           87,000         2,794,875
Ventana Medical Systems*                                             15,400           152,075
                                                                                 ------------
                                                                                   77,828,971
                                                                                 ------------
Pharmaceuticals 48.87%
---------------------------------------------------------------------------------------------
Abbott Laboratories                                                 250,000        15,250,000
American Home Products                                              245,000        16,231,250
Amylin Pharmaceuticals*                                              38,550           395,137
Bristol-Myers Squibb                                                344,000        22,532,000
CIMA Labs*                                                          333,333         1,666,665
Crown Laboratories*                                                 410,558           261,731
Fuisz Technologies Ltd*                                             961,555           724,769
Glaxo Wellcome PLC Sponsored ADR                       UK           350,000        13,781,250
Inhale Therapeutic Systems*                                         108,550         2,008,175
Lilly (Eli) & Co                                                     53,000         4,657,375
Merck & Co                                                          240,000        21,720,000
Novartis AG++                                          SZ             9,200        12,125,961
Pfizer Inc                                                           35,000        22,560,000
Roche Holding AG++                                     SZ             1,100         9,294,824
Sanofi SA++                                            FR           150,000        14,006,882
Schering AG++                                          GM           221,000        21,184,954
Schering-Plough Corp                                                  5,000        22,000,000
SmithKline Beecham PLC ADR
   Representing Ord A Shrs                             UK           277,000        22,333,125
Warner-Lambert Co                                                   302,000        29,596,000
                                                                                 ------------
                                                                                  252,330,098
                                                                                  -----------
Total Common Stocks & Warrants (Cost $328,971,242)                                404,279,365
---------------------------------------------------------------------------------------------




Preferred Stocks 5.80%
Biotechnology 1.68%
---------------------------------------------------------------------------------------------
Exelixis Pharmaceuticals, Series C Pfd*^~                         1,125,000         2,250,000
Ingenex Inc, Series B Pfd*^                                         103,055           600,000
MedClone Inc, Series G Conv Pfd*^                                   872,096                 1
Ontogeny Inc, Series E Pfd*^~                                     1,000,000         2,500,000
Osiris Therapeutics, Series C Conv Pfd*^                            352,941         1,199,999
Unisyn Technologies
   Series A Conv Pfd*^~                                              58,258           758,258
   Series B Conv Pfd*^~                                             499,500           499,500
   Series C Conv Pfd*^~                                             696,710           870,887
                                                                                 ------------
                                                                                    8,678,645
                                                                                 ------------
Health Care Delivery 1.22%
---------------------------------------------------------------------------------------------
Multum Information Services
   Series B Conv Pfd*^~                                           1,000,000         2,570,000
Physicians Online
   Series A Conv Pfd*^~                                             361,500         3,220,965
   Series C Conv Pfd*^~                                              55,558           500,022
                                                                                 ------------
                                                                                    6,290,987
                                                                                 ------------
Medical Devices & Supplies 2.90%
---------------------------------------------------------------------------------------------
Adeza Biomedical, Series II Conv Pfd*^~                          41,666,667         1,216,667
Clarus Medical Systems
   Series I Conv Pfd*^~                                             106,664           533,320
   Series II Conv Pfd*^~                                             77,239           386,195
InterVentional Technologies,
   Series F Pfd*^                                                   250,000         2,125,000
Janus Biomedical, Series A Conv Pfd*^~                              400,000         1,000,000
Nanogen Inc, Series C Pfd*^                                         625,000         2,500,000
Norian Corp, Series D Pfd*^                                         267,857         1,500,001
OrbTek Inc, Series A Conv Pfd*^                                     714,286         1,500,001
SOMNUS Medical Technologies,
   Series B Pfd*^~                                                1,000,000         4,200,000
                                                                                 ------------
                                                                                   14,961,184
                                                                                 ------------
Total Preferred Stocks
   (Cost $26,062,190)                                                              29,930,816
---------------------------------------------------------------------------------------------




Fixed Income Securities 0.54%
Biotechnology 0.01%
---------------------------------------------------------------------------------------------
MedClone Inc, Promissory Notes
   10.000%, 6/30/1996*^**                                            55,260                 1
   10.000%, 12/31/1996*^**                                           55,260                 1
   7.000%, 4/30/1997*^<                                              41,445            41,445
                                                                                 ------------
                                                                                       41,447
                                                                                 ------------

Health Care Delivery 0.00%
---------------------------------------------------------------------------------------------
Medical Associates of America
   Conv Sr Notes, 7.000%, 2/28/1999*^>                            1,689,904               100
                                                                                 ------------

Medical Devices & Supplies 0.53%
---------------------------------------------------------------------------------------------
OrbTek Inc, Conv Promissory Notes, 10.000%
   6/30/2000*^                                                      500,000           500,000
   11/22/2000*^                                                   1,000,000         1,000,000
   11/24/2000*^+                                                  1,000,000         1,000,000
OrbTek Inc, Secured Promissory Notes
   Zero Coupon, 11/24/2000*^                                        250,000           250,000
                                                                                 ------------
                                                                                    2,750,000
                                                                                 ------------
Total Fixed Income Securities (Cost $4,439,904)                                     2,791,547
---------------------------------------------------------------------------------------------

Other Securities 0.44%
Medical Devices & Supplies 0.06%
---------------------------------------------------------------------------------------------
Axogen Ltd Units*
  (Each unit consists of 1 shr of
  cmn stock and 1 wrnt of Elan Corp
  represented by 1 ADR)                                BD            11,400           290,700

Pharmaceuticals 0.38%
---------------------------------------------------------------------------------------------
Spiros Development Units*^~
  (Each unit consists of 1 callable
  shr of cmn stock and 1 Series S
  wrnt to buy 2.40 shrs of Dura
  Pharmaceuticals cmn stock)                                         66,667         1,957,476
                                                                                 ------------
Total Other Securities (Cost $2,205,210)                                            2,248,176
---------------------------------------------------------------------------------------------





Short-Term Investments 14.92%
---------------------------------------------------------------------------------------------

Corporate Bonds 0.19%
Medical Devices & Supplies 0.19%
---------------------------------------------------------------------------------------------
OrbTek Inc, Secured Conv Promissory Notes
   Zero Coupon, 12/31/1997*^ (Cost $1,151,965)                    1,000,000         1,000,000
---------------------------------------------------------------------------------------------

Commercial Paper 14.73%
Finance Related 14.73%
---------------------------------------------------------------------------------------------
American General Finance, 5.400%, 5/5/1997                       13,170,000        13,170,000
Associates Corp of North America, 5.600%, 5/1/1997               26,000,000        26,000,000
General Motors Acceptance, 5.410%, 5/1/1997                      22,245,000        22,245,000
Sears Roebuck Acceptance, 5.440%, 5/2/1997                       14,630,000        14,630,000
                                                                                 ------------
Total Commercial Paper (Cost $76,045,000)                                          76,045,000
---------------------------------------------------------------------------------------------

Total Short-Term Investments (Cost $77,196,965)                                    77,045,000
---------------------------------------------------------------------------------------------

Total Investment Securities At Value 100.00%
   (Cost $438,875,511#)                                                           516,294,904
=============================================================================================

*  Security is non-income producing.

@  Security has no market value at April 30, 1997.

~  Security is an affiliated company (See Note 5).

+ Security is a payment-in-kind (PIK) bond. PIK bonds may make interest payments in additional securities.

** Securities are defaulted securities with respect to cumulative interest payments of $1,367 and $290, respectively at April 30, 1997. The security has been devalued to $1.

<  Security is a defaulted security.

> Security is a defaulted security with respect to cumulative interest payments of $59,147 at April 30, 1997. The security has been devalued to $100.

#  Also represents cost for income tax purposes.

++ Security has been designated as collateral for forward foreign currency contracts.

^  The following are restricted securities at April 30, 1997:

Schedule of Restricted or Illiquid Securities
------------------------------------------------------------------------------------------------
                                                                                   Fair Value
                                     Date                                           as a % of
Security Name                     Acquired              Cost        Fair Value     Net Assets
---------------------------------------------------------------------------------------------
ATS Medical Warrants
   (Exp 1997)                   11/18/1992        $        0     $           0          0.00%
Adeza Biomedical,
   Series II Conv Pfd           12/21/1994         1,000,000         1,216,667           0.26
Advanced Health                  1/27/1995         1,548,590         9,516,809(d)        2.07
Biocompatibles
   International PLC              3/5/1993-
                                 5/23/1996           875,457        22,041,398           4.79
Cambridge Heart                  9/29/1993         1,300,000         5,557,500(d)       1.21%
Clarus Medical Systems
   Series I Conv Pfd            12/23/1992           533,320           533,320           0.12
   Series II Conv Pfd           12/23/1992-
                                  2/9/1996           386,195           386,195           0.08
Warrants (Exp 2000)             12/23/1992                 0                 0           0.00
Ecogen Technologies I           11/16/1992-
                                 1/28/1994           684,000                 1           0.00
Electroscope Inc                 4/27/1993-
                                 3/21/1996           990,000           876,375(d)        0.19
Exelixis Pharmaceuticals,
   Series C Pfd                   4/9/1997         2,250,000         2,250,000           0.49
Ingenex Inc, Series B
   Pfd                           9/27/1994           600,000           600,000           0.13
InterVentional
   Technologies
   Series F Pfd                 10/19/1992         2,000,000         2,125,000           0.46
Janus Biomedical,
   Series A Conv Pfd              3/2/1994         1,000,000         1,000,000           0.22
MedClone Inc
   Promissory Notes,
   10.000%
   6/30/1996                     6/29/1995            55,260                 1           0.00
   12/31/1996                    12/6/1994-
                                 6/29/1995            55,260                 1           0.00
   4/30/1997                     3/24/1997            41,445            41,445           0.01
   Series G Conv Pfd            10/21/1993-
                                 7/15/1994         1,500,005                 1           0.00
   Warrants (Exp 1999)           7/15/1994                 0                 0           0.00
Medical Associates
   of America                    2/24/1992-
                                 8/31/1992           530,491                 1           0.00
Medical Associates
   of America
   Conv Sr Notes, 7.000%,
   2/28/1999                     2/24/1992-
                                 2/28/1994         1,689,904               100           0.00




Multum Information Services
   Series B Conv Pfd             3/25/1993         1,000,000         2,570,000           0.56
Nanogen Inc, Series C Pfd       12/19/1996         2,500,000         2,500,000           0.54
Norian Corp, Series D Pfd         8/5/1992         1,500,001         1,500,001           0.33
Ontogeny Inc, Series E Pfd       3/13/1997         2,500,000         2,500,000           0.54
OrbTek Inc                        1/9/1997           216,849           216,844           0.05
OrbTek Inc
   Conv Promissory Notes,
   10.000%
   6/30/2000                     6/30/1995           500,000           500,000          0.11%
   11/22/2000                   11/24/1995         1,000,000         1,000,000           0.22
   11/24/2000                   11/24/1995-
                                 4/29/1996         1,000,000         1,000,000           0.22
Secured Promissory Notes
   Zero Coupon, 11/24/2000       10/4/1996           250,000           250,000           0.05
Secured Conv
   Promissory Notes
   Zero Coupon,
   12/31/1997                    2/14/1997         1,000,000         1,000,000           0.22
Series A Conv Pfd                5/12/1994         1,500,001         1,500,001           0.33
Warrants (Exp 2001)              10/4/1996-
                                 2/14/1997                 0                 0           0.00
Osiris Therapeutics,
   Series C Conv Pfd             5/24/1994-
                                12/23/1994         1,199,999         1,199,999           0.26
Physicians Online
   Series A Conv Pfd             8/30/1993           964,000         3,220,965           0.70
   Series C Conv Pfd             2/29/1996           500,022           500,022           0.11
SOMNUS Medical
   Technologies
   Series B Pfd                  9/11/1996         3,000,000         4,200,000           0.91
Spiros Development
   Units                        12/29/1995         2,000,010         1,957,476           0.42
Synaptic
   Pharmaceuticals               1/19/1993         1,000,000         1,531,250           0.33
Titan Pharmaceuticals            7/19/1993         2,000,000         1,098,484(d)        0.24
Unisyn Technologies              2/28/1994           999,961            20,754           0.00
Unisyn Technologies
   Series A Conv Pfd            12/27/1994           758,258           758,258           0.16
   Series B Pfd                   2/6/1996           499,500           499,500           0.11
   Series C Pfd                  4/25/1997           870,888           870,887           0.19
   Warrants (Exp 2001)           7/27/1994                 0                 0           0.00
Xenometrix Inc                  7/20/1992-
                                 2/21/1996         2,099,978         1,409,438(b)        0.31
                                                 --------------------------------------------
                                                 $45,889,395       $77,948,693          16.94%
=============================================================================================

(a) Fair value represents 75% of the security's publicly traded value.

(b) Fair value represents 80% of the security's publicly traded value.

(c) Fair value represents 85% of the security's publicly traded value.

(d) Fair value represents 90% of the security's publicly traded value.

Forward Foreign Currency Contracts
The Global Health Sciences Fund
Open at April 30, 1997

--------------------------------------------------------------------------------
                                    Currency          Currency        Unrealized
Currency/Value Date               Units Sold       Value (US$)         Gain/Loss
--------------------------------------------------------------------------------
French Franc
   5/14/1997                      56,000,000       $10,180,469          $285,427
   6/10/1997                       4,000,000           700,217             6,255
German Mark
   5/14/1997                      26,000,000        15,997,916           480,160
Swiss Franc
   6/9/1997                       25,000,000        16,897,953          (82,282)
                                                   -----------------------------
                                                   $43,776,555          $689,560
================================================================================



Summary of Investments by Country
The Global Health Sciences Fund
April 30, 1997

--------------------------------------------------------------------------------
                                                       % of
                                     Country        Investment
Country                                 Code        Securities             Value
--------------------------------------------------------------------------------
Bermuda                                   BD             0.06%       $   290,700
Canada                                    CA              0.43         2,200,000
France                                    FR              2.71        14,006,882
Germany                                   GM              4.10        21,184,954
Switzerland                               SZ              4.15        21,420,785
United Kingdom                            UK             11.26        58,155,773
United States                             US             77.29       399,035,810
                                                      --------------------------
                                                        100.00%     $516,294,904
================================================================================

See Notes to Financial Statements

Statement of Assets and Liabilities
The Global Health Sciences Fund
April 30, 1997
Unaudited
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investment Securities at Value (Cost $438,875,511)                  $516,294,904
Receivables:
   Investment Securities Sold                                          4,325,222
   Dividends and Interest                                                656,800
Appreciation on Forward Foreign Currency Contracts                       689,460
Prepaid Expenses and Other Assets                                         35,500
                                                                  --------------
Total Assets                                                         522,001,886
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payables:
   Custodian                                                             315,611
   Investment Securities Purchased                                    61,396,771
Accrued Expenses and Other Payables                                      113,737
                                                                  --------------
Total Liabilities                                                     61,826,119
--------------------------------------------------------------------------------
Net Assets at Value                                                 $460,175,767
================================================================================

Net Assets
--------------------------------------------------------------------------------
Paid-in Capital*                                                    $343,884,586
Accumulated Undistributed Net Investment Income                          180,406
Accumulated Undistributed Net Realized Gain on
   Investment Securities and Foreign Currency
   Transactions                                                       38,002,007
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                                  78,108,768
                                                                  --------------
Net Assets at Value                                                 $460,175,767
================================================================================
Net Asset Value per Share                                                 $18.58
================================================================================

* The Fund has an unlimited number of authorized shares of common stock, par value of $0.01 per share, of which 24,762,567 were outstanding at April 30, 1997.

See Notes to Financial Statements

Statement of Operations
The Global Health Sciences Fund
Six Months Ended April 30, 1997
UNAUDITED
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income
Dividends                                                          $  1,975,707
Interest                                                                916,263
   Foreign Taxes Withheld                                               (83,442)
                                                                  --------------
Total Income                                                          2,808,528
--------------------------------------------------------------------------------

Expenses
Investment Advisory Fees                                              2,261,495
Administrative Fees                                                     125,000
Custodian Fees and Expenses                                              57,089
NYSE Listing Fee                                                         23,840
Organization Expenses                                                     1,592
Professional Fees and Expenses                                          150,474
Transfer Agent Fees                                                      18,108
Trustees' Fees and Expenses                                              29,000
Other Expenses                                                           18,506
                                                                  --------------
Net Expenses                                                          2,685,104
--------------------------------------------------------------------------------
Net Investment Income                                                   123,424
--------------------------------------------------------------------------------

Realized And Unrealized Gain (Loss)On Investment Securities
--------------------------------------------------------------------------------
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                 38,034,688
Change in Net Depreciation of Investment Securities
   and Foreign Currency Transactions                                 (4,337,776)
                                                                  --------------
Net Gain On Investment Securities                                    33,696,912
--------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                          $33,820,336
================================================================================

See Notes to Financial Statements

Statement of Cash Flows
The Global Health Sciences Fund
Six Months Ended April 30, 1997
UNAUDITED
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
--------------------------------------------------------------------------------
Cash Flows from Operating Activities:
   Dividends and Interest Received,
     Net of Foreign Withholding Taxes                                 2,425,202
     Expenses Paid                                                   (2,644,316)
   Purchases Net of Sales of Short-Term
     Portfolio Investments                                          (27,278,472)
   Purchases of Long-Term Portfolio Investments                    (327,360,941)
   Sales of Long-Term Portfolio Investments                         383,140,920
   Other                                                                 26,012
                                                                  --------------
Net Cash Flows from Operating Activities                             28,308,405
                                                                  --------------
Cash Flows Used for Financing Activities:
   Distributions Paid to Common Shareholders                        (29,486,861)
                                                                  --------------
Net Decrease in Cash                                                 (1,178,456)
                                                                  --------------
Cash at Beginning of Year                                               862,845
                                                                  --------------
Cash at End of Year                                                $   (315,611)
================================================================================

Reconciliation of Net Increase in Net Assets from
Operations to Net Cash Flows from Operating Activities
--------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                         $ 33,820,336
                                                                  --------------
Decrease in Investments                                             (26,743,319)
Net Realized Gain                                                   (38,034,688)
Increase in Depreciation of Investment Securities                     4,337,776
Decrease in Receivable for Investment Securities Sold                (2,805,672)
Increase in Payable for Investment Securities Purchased              58,050,068
Increase in Dividends and Interest Receivable                          (249,296)
Increase in Prepaid Expenses and Other Assets                           (26,012)
Increase in Accrued Expenses and Other Payables                         (40,788)
                                                                  --------------
   Total Adjustments                                                 (5,511,931)
                                                                  --------------
Net Cash Flows From Operating Activities                           $ 28,308,405
================================================================================

See Notes to Financial Statements

Statement of Changes in Net Assets
The Global Health Sciences Fund

--------------------------------------------------------------------------------
                                      Six Months Ended                Year Ended
                                        April 30, 1997          October 31, 1996
--------------------------------------------------------------------------------
Operations                                UNAUDITED
--------------------------------------------------------------------------------
Net Investment Income (Loss)             $     123,424           $   (1,982,188)
Net Realized Gain on Investment
   Securities and Foreign
   Currency Transactions                    38,034,688               97,041,210
Change in Net Depreciation of
   Investment Securities and
   Foreign Currency Transactions            (4,337,776)             (18,719,794)
                                         ---------------------------------------
Net Increase in Net Assets
   from Operations                          33,820,336               76,339,228
--------------------------------------------------------------------------------
Distributions To Shareholders from
   Net Realized Gain on Investment
   Securities                              (91,697,472)                       0
                                         ---------------------------------------
Fund Share Transactions
Reinvestment of Distributions            $ 062,210,611                        0
                                         ---------------------------------------
Total Increase in Net Assets                 4,333,475               76,339,228
--------------------------------------------------------------------------------
Beginning of Period                        455,842,292              379,503,064
                                         ---------------------------------------
End of Period (Including Accumulated
   Undistributed Net Investment
   Income of $180,406 and $56,982
   respectively)                         $ 460,175,767             $455,842,292
================================================================================

Fund Share Transactions
--------------------------------------------------------------------------------
Shares Issued from Reinvestment
   of Distributions and Net Increase
   in Fund Shares                            4,255,367                        0
================================================================================

See Notes to Financial Statements

Notes to Financial Statements
The Global Health Sciences Fund
UNAUDITED

--------------------------------------------------------------------------------

NOTE 1 - Organization  And Significant  Accounting  Policies.

The  Global   Health   Sciences  Fund  (the  "Fund")  was  organized  as  a
Massachusetts Business Trust on November 18, 1991 and commenced investment operations on January 24, 1992. Effective April 30, 1997, the Fund changed its name to INVESCO Global Health Sciences Fund. The investment objective of the Fund is to seek capital appreciation through investments in the health sciences related business sectors. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, closed-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

A. Security Valuation - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of trustees.
   Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
   Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
   If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of trustees. Restricted securities are valued in accordance with procedures established by the Fund's board of trustees.
   Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

   Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

B.  Security   Transactions  And  Related   Investment  Income  -  Security
transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
   The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
   The Fund's use of short-term forward foreign currecny contracts may subject it to certain rises as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
   The net position of such forward contracts is presented in the Statement of Assets and Liabilities and may have additional elements of risk which may not necessarily be reflected.
   Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. The Fund has demand registration rights for certain restricted securities held at April 30, 1997, which can be exercised upon the registration of a qualifying public offering by each company in the future. The Fund may incur registration costs associated with these public offerings. There is no assurance such offerings will occur.

C. Federal And State Taxes - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
   Net capital loss carryovers utilized in 1996 amounted to $3,103,499. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
   Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
   Investment income received from foreign sources may be subject to foreign witholding taxes. Dividend and interest income is shown gross of foreign witholding taxes in the accompanying financial statements.

D. Dividends And Distributions To Shareholders - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

E. Forward Foreign Currency Contracts - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
   At April 30, 1997, the Fund had outstanding forward foreign currency contracts. Unrealized gain or loss on forward foreign currency contracts is calculated daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.
   Forward foreign currency contracts held by the Fund are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the forward foreign currency contract.

NOTE 2 - Investment Advisory And Other Agreements.
INVESCO Trust Company ("ITC") serves as the Fund's investment adviser. As compensation for its services to the Fund, ITC receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 1.00% of ending weekly net assets.
   In accordance with an Administrative Agreement, the Fund pays INVESCO Funds Group, Inc. ("IFG") an annual fee of $250,000 to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 - Purchases And Sales Of Investment Securities.
   For the six months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $385,411,009 and $385,946,592, respectively.
   There were no purchases or sales of U.S. Government securities.

NOTE 4 - Appreciation And Depreciation.
At April 30, 1997, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $95,138,658 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $17,719,265, resulting in net appreciation of $77,419,393.

NOTE 5 - Transactions With Affiliates And Affiliated Companies. Certain of the Fund's officers and trustees are also officers and directors of ITC or IFG.
   An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions with affiliates during the six months ended April 30, 1997, in which the issuer was an affiliate of the Fund, is as follows on the next page:

                                                   Purchases                   Sales            Realized Gain         Value
                                             ---------------------      ------------------          (Loss) on            at
Affiliate                                    Shares           Cost      Shares        Cost        Investments       4/30/97
---------------------------------------------------------------------------------------------------------------------------

Adeza Biomedical
   Series II, Conv Pfd                            -              -           -           -                  -   $ 1,216,667
Advanced Health                                   -              -           -           -                  -     9,516,809
Alexion Pharmaceuticals                           -              -           -           -                  -     3,534,537
Alexion Pharmaceuticals
   Warrants                                       -              -           -           -                  -             0
Cadus Pharmaceutical                              -              -           -           -                  -     7,567,473
Cambridge Heart                                   -              -           -           -                  -     5,899,500
Clarus Medical Systems
   Series I, Conv Pfd                             -              -           -           -                  -       533,320
   Series II, Conv Pfd                            -              -           -           -                  -       386,195
   Warrants                                       -              -           -           -                  -             0
Ecogen Technologies I                             -              -           -           -                  -             1
Electroscope Inc                                  -              -           -           -                  -       876,375
Exelixis Pharmaceuticals
   Series C, Pfd                          1,125,000     $2,250,000           -           -                  -     2,250,000
Janus Biomedical
   Series A, Conv Pfd                             -              -           -           -                  -     1,000,000
Multum Information Services
   Series B, Conv Pfd                             -              -           -           -                  -     2,570,000
Ontogeny Inc, Series E Pfd                1,000,000      2,500,000           -           -                  -     2,500,000
Physicians Online
   Series A, Conv Pfd                             -              -           -           -                  -     3,220,965
   Series C, Conv Pfd                             -              -           -           -                  -       500,022
SOMNUS Medical Technologies
   Series B, Pfd                          1,000,000      3,000,000           -           -                  -     4,200,000
Spiros Development Units                          -              -           -           -                  -     1,957,476
Unisyn Technologies                               -              -           -           -                  -        20,754
Unisyn Technologies
   Series A, Conv Pfd                             -              -           -           -                  -       758,258
   Series B, Conv Pfd                             -              -           -           -                  -       499,500
   Series C, Conv Pfd                       696,710        870,888           -           -                  -       870,887
   Warrants                                       -              -           -           -                  -             0
Xenometrix Inc                                    -              -           -           -                  -     1,409,438
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                $51,288,177
===========================================================================================================================

No dividend income was received from any affiliated companies.

Financial Highlights
The Global Health Sciences Fund
(For a Fund Share Outstanding Throughout Each Period)

---------------------------------------------------------------------------------------------------------------------------
                                      Six Months                                                                     Period
                                           Ended                                                                      Ended
                                        April 30                              Year Ended October 31              October 31
                                      ----------       -----------------------------------------------------
                                            1997           1996           1995           1994           1993          1992^
---------------------------------------------------------------------------------------------------------------------------
Per Share Data                         UNAUDITED
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value-
   Beginning of Period                $   22.230      $  18.506      $  12.378      $  12.121      $  12.643      $  13.950
                                      -------------------------------------------------------------------------------------
Income From Investment Operations
Net Investment Income (Loss)               0.005         (0.097)        (0.107)        (0.085)         0.205          0.071
Net Gains or (Losses)
   on Securities (Both
   Realized and Unrealized)                0.818          3.821          6.235          0.542         (0.652)        (1.345)
                                      -------------------------------------------------------------------------------------
Total from Investment
   Operations                              0.823          3.724          6.128          0.457         (0.447)        (1.274)
---------------------------------------------------------------------------------------------------------------------------

Less Distributions
Dividends from
   Net Investment Income                   0.000          0.000          0.000          0.200          0.075          0.000
Distributions from
   Capital Gains                           4.473          0.000          0.000          0.000          0.000          0.000
Offering Costs Charged to
   Paid-In Capital                         0.000          0.000          0.000          0.000          0.000          0.033
                                      -------------------------------------------------------------------------------------
Total Distributions                        4.473          0.000          0.000          0.200          0.075          0.033
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $   18.580      $  22.230      $  18.506      $  12.378      $  12.121      $  12.643
===========================================================================================================================
Share Price, End of Period            $   15.000      $  17.000      $  14.750      $  10.000      $  11.500      $  11.500
===========================================================================================================================
Total Return>                             15.22%*        15.25%         47.50%        (11.49%)          0.67%      (17.56%)*
---------------------------------------------------------------------------------------------------------------------------






Ratios
Net Assets-End of Period
   ($000 Omitted)                     $  460,176      $ 455,842      $ 379,503      $ 253,834      $ 248,564      $ 259,279
Ratio of Expenses
   to Average Net Assets                   0.59%*         1.21%          1.33%          1.41%          1.39%          1.35%~
Ratio of Net Investment
   Income (Loss) to Average
   Net Assets                              0.03%*        (0.44%)        (0.72%)        (0.70%)         1.74%          0.72%~
Portfolio Turnover Rate                      88%*           91%           105%           121%           226%           215%*
Average Commission
   Rate Paid^^                        $   0.0456*     $  0.0822              -              -              -              -
---------------------------------------------------------------------------------------------------------------------------

^ From January 24, 1992, commencement of operations, to October 31, 1992.

> Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

*  Based on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

~  Annualized

^^ The Average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Other Information
The Global Health Sciences Fund
UNAUDITED

---------------------------------------------------------------------------------------------------------------------------
Dividends and Capital Gains Distribution History
---------------------------------------------------------------------------------------------------------------------------
                                                             Net Investment               Long-Term              Short-Term
                                                                    Income            Capital Gains           Capital Gains
Ex Date                                Payable Date             (per share)             (per share)             (per share)
---------------------------------------------------------------------------------------------------------------------------

December 24, 1992                  January 15, 1993                  $0.075                       -                       -
December 23, 1993                  January 14, 1994                  $0.200                       -                       -
November 29, 1996                 December 23, 1996                       -                 $3.8925                 $0.5802
---------------------------------------------------------------------------------------------------------------------------


Dividend Reinvestment Plan
Shareholders of the Fund who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan as herein provided. State Street Bank and Trust Company (the "Agent"), acts as agent under the Plan on behalf of participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify the Fund c/o State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101. Under the Plan, all of the Fund's dividends and capital gains and other distributions to shareholders will be reinvested in full and fractional Shares as described below. A shareholder who owns Shares registered in his broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his Shares registered in his own name in order to participate in the Plan. Shareholders wishing to participate in the Plan whose Shares are held in the name of a broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.
   Whenever the Fund declares an income dividend or a capital gain or other distribution (collectively, "Dividends"), non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares ("Newly Issued Shares") or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere.
   If on the payment date for a Dividend the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase from the Fund Newly Issued Shares on behalf of the participant at a price per Share equal to the greater of the net asset value per Share or 95% of the then current market price per Share. This discount from the current market price reflects savings in underwriting and other costs which the Fund would otherwise incur to raise additional capital.

   If on the payment date for a Dividend the net asset value per Share is greater than the market price per Share (such condition being referred to herein as "Market Discount"), the Agent will endeavor to invest the Dividend amount in Shares acquired on behalf of the participant in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 30 days after the payment date to invest the Dividend amount in Shares acquired in Open-Market Purchases.
   Registered   shareholders   who  acquire   their   Shares  in   open-market
transactions and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a shareholder has not previously elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividends, the Shareholder will automatically receive such Dividends in additional Shares.
   Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole Shares credited to his account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole Shares be issued, a cash payment will be made for any fraction of a Share credited to such account.
   The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole Shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.
   In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholder as representing the total amount of Shares registered in the shareholder's name and held for the account of beneficial owners participating in the Plan.
   There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing Shares for all the participants in blocks and prorating the lower commission that may be attainable.
   The automatic reinvestment of Dividends will not relieve participants of any income tax which may be payable on such Dividends. In the case of non-U.S. participants whose Dividends are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.
   The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

Annual Shareholders Meeting
The Fund's annual meeting of shareholders was held on February 3, 1997. Shareholders voted to approve a new investment advisory agreement similar in form and terms to the existing agreement between the Fund and INVESCO Trust Company, re-elect Hubert L. Harris, Jr. and John W. McIntyre as Trustees and ratify the appointment of Price Waterhouse LLP as the Fund's independent accountants. The resulting vote count for each proposal is listed below:

1. Approval of new Advisory Agreement:
                                                    For:              12,689,322
                                                Against:                 599,031
                                                Abstain:                 223,727
                                        Broker Non-Vote:               3,079,259
2. Election of two Trustees:
   Hubert L. Harris, Jr.                            For:              16,001,523
                                     Withheld Authority:                 589,817
   John W. McIntyre                                 For:              16,022,140
                                     Withheld Authority:                 569,200

3. Ratification of Appointment of Price Waterhouse LLP as the Fund's
   Independent Accountants:
                                                    For:              16,188,965
                                                Against:                 229,683
                                                Abstain:                 172,690

In addition to Messrs. Harris and McIntyre, the following persons serve as Trustees of the Fund: Mr. Fred A. Deering and Dr. Larry Soll.

Miscellaneous
For the six months ended April 30, 1997, there were (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws, and (iii) no material changes in the principal risk factors associated with investment in the Fund. Mr. Hubert L. Harris, Jr. was selected to serve as Chairman of the Board of Trustees and Mr. Dan J. Hesser was selected to serve as President and Chief Operating Officer of the Fund.
   Mr. Schroer joined INVESCO Trust Company ("ITC") in 1992 and became a Senior Vice President of ITC in 1996. In addition to Mr. Schroer's responsibilities as portfolio manager of the Fund, he also manages the INVESCO Strategic Health Sciences Fund. Mr. Schroer has been an officer of The Global Health Sciences Fund since January 1996.
   Mr. Schroer received his B.S. and M.B.A. degrees from the University of Wisconsin-Madison. He began his investment management career in 1990 with the Trust Company of the West as an investment analyst. He was eventually given additional responsibilities by Trust Company of the West in Los Angeles as Assistant Vice President with analytical responsibilities in the health care industry.

Shareholder Information

Investment Adviser        Shareholder              For Information about
INVESCO Trust Company     Servicing Agent          The Global Health
7800 East Union Avenue    Boston Equiserve, Inc.   Sciences Fund or current
Suite 1100                150 Royall Street        net asset values, please
Denver, CO 80237          Mail Stop 45-02-62       call toll-free 1-800-528-8765
                          Canton, MA  02021
Administrator                                      For questions on dividend
INVESCO Funds             Independent              reinvestment, please call
Groups, Inc.              Accountants              toll-free 1-800-426-5523
7800 East Union Avenue    Price Waterhouse LLP
Suite 800                 950 Seventeenth Street
Denver, CO 80237          Denver, CO  80202

Custodian                 Counsel
State Street Bank and     Kirkpatrick & Lockhart
Trust Company             1800 M Street, N.W.
225 Franklin Street       South Lobby, 9th Floor
Boston, MA 02110          Washington, D.C.  20036



Trustees and Officers

--------------------------------------------------------------------------------
Trustees                  Officers

Hubert L. Harris          Dan J. Hesser
Chairman of the Board of  President and Chief
Trustees                  Operating Officer

Fred A. Deering           John Schroer
Trustee                   Vice President

John W. McIntyre          Glen A. Payne
Trustee                   Secretary

Larry Soll, Ph.D.         Ronald L. Grooms
Trustee                   Treasurer, Chief         The Global
                          Financial and            Health Sciences Fund
                          Accounting Officer       INVESCO Trust Company
                                                   7800 East Union Avenue
                                                   Suite 1100
                                                   Denver, Colorado  80237